     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 18, 1997


                                                      REGISTRATION NO. 333-22297

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                AMENDMENT NO. 2
                                       TO


                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                            PATHOGENESIS CORPORATION
             (Exact name of registrant as specified in its charter)

              DELAWARE                                2834                               91-1542150
    (State or other jurisdiction          (Primary Standard Industrial                (I.R.S. Employer
 of incorporation or organization)        Classification Code Number)               Identification No.)

                           --------------------------

                            201 ELLIOTT AVENUE WEST
                           SEATTLE, WASHINGTON 98119
                                 (206) 467-8100
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                           --------------------------

                                WILBUR H. GANTZ
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            201 ELLIOTT AVENUE WEST
                           SEATTLE, WASHINGTON 98119
                                 (206) 467-8100
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                           --------------------------

                                   COPIES TO:

             STEPHEN H. KAY, ESQ.                            DENNIS N. BERMAN, ESQ.
         Squadron, Ellenoff, Plesent &                    Sonnenschein Nath & Rosenthal
                Sheinfeld, LLP                             1221 Avenue of the Americas
               551 Fifth Avenue                             New York, New York 10020
           New York, New York 10176                              (212) 768-6700
                (212) 661-6500

                           --------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                           --------------------------


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


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--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    This Amendment No. 2 includes Exhibit No. 23.1, the consent of KPMG Peat Marwick LLP, which was inadvertently omitted from Amendment No. 1, as filed with the Securities and Exchange Commission.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on March 18, 1997.


                                PATHOGENESIS CORPORATION

                                By:             /s/ WILBUR H. GANTZ
                                     -----------------------------------------
                                                  Wilbur H. Gantz
                                                     PRESIDENT


    In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates stated.



             NAME                         TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Chief Executive Officer,
     /s/ WILBUR H. GANTZ          President and Director
------------------------------    (Principal Executive        March 18, 1997
       Wilbur H. Gantz            Officer)

                                Senior Vice President,
      /s/ ALAN R. MEYER           Chief Financial Officer
------------------------------    and Director (Principal     March 18, 1997
        Alan R. Meyer             Financial and Accounting
                                  Officer)

              *
------------------------------  Director                      March 18, 1997
    Elizabeth M. Greetham

              *
------------------------------  Director                      March 18, 1997
       Lawrence C. Hoff

              *
------------------------------  Director                      March 18, 1997
        Edward Mathias

             NAME                         TITLE                    DATE
------------------------------  --------------------------  -------------------

              *
------------------------------  Director                      March 18, 1997
    Michael J. Montgomery

              *
------------------------------  Director                      March 18, 1997
       Talat M. Othman

              *
------------------------------  Director                      March 18, 1997
        Eugene L. Step

              *
------------------------------  Director                      March 18, 1997
         Fred Wilpon




*By:                /s/ WILBUR H. GANTZ
           ------------------------------------
                      Wilbur H. Gantz
                    AS ATTORNEY-IN-FACT


                                      II-2